Exhibit 10.1


                        GENCO SHIPPING & TRADING LIMITED
                           2005 EQUITY INCENTIVE PLAN
              (as amended and restated effective October 31, 2005)

                                    ARTICLE I
                                     General

      1.1 Purpose

      The Genco Shipping & Trading Limited 2005 Equity Incentive Plan (the "Plan") is designed to provide certain key persons, on whose initiative and efforts the successful conduct of the business of Genco Shipping & Trading Limited (the "Company") depends, with incentives to: (a) enter into and remain in the service of the Company (b) acquire a proprietary interest in the success of the Company, (c) maximize their performance and (d) enhance the long-term performance of the Company.

      1.2 Administration

      (a) Administration by Board of Directors. The Plan shall be administered by the Company's Board of Directors (the "Administrator"). The Administrator shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Award Agreements executed pursuant to Section 2.1 in its sole discretion with all such determination being final, binding and conclusive, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (iv) to make all determinations necessary or advisable in administering the Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan.

      (b) Administrator Action. Actions of the Administrator shall be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Administrator members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities to any person or persons selected by it, and may revoke any such allocation or delegation at any time.

      (c) Deemed Delegation to Committee. To the extent permitted by law and except when the Board of Directors elects to act as the Administrator or to delegate its responsibilities and powers to another person or persons, the Board of Directors shall be deemed to have delegated its all of its responsibilities and powers under the Plan, other than the authority to amend or terminate the Plan, to the Compensation Committee of the Board of Directors or such other committee or subcommittee as the Board may designate or as shall be formed by the abstention or recusal of a non-Qualified Member (as defined below) of such committee (the "Committee"). The members of the Committee shall be appointed by, and serve at the pleasure of, the Board of Directors. While it is intended that at all times that the Committee acts in connection with the Plan, the Committee shall consist solely of Qualified Members, the number of whom shall not be less than two, the fact that the Committee is not so comprised will not invalidate any grant hereunder that otherwise satisfies the terms of the Plan. For purposes of the foregoing, a "Qualified Member" is a "non-employee director" within the meaning of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934 (the "1934 Act") .

      1.3 Persons Eligible for Awards

      The persons eligible to receive awards under the Plan are those officers, directors, and executive, managerial, administrative and professional employees of the Company, (collectively, "key persons") as the Administrator in its sole discretion shall select, taking into account the duties of the respective employees, their present and potential contributions to the success of the Company, and such other factors as the Administrator shall

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deem relevant in connection with accomplishing the purpose of the Plan. The
Administrator may from time to time, in its sole discretion, determine that any key person shall be ineligible to receive awards under the Plan.

      1.4 Types of Awards Under Plan

      Awards may be made under the Plan in the form of (a) incentive stock options, (b) non-qualified stock options, (c) stock appreciation rights, (d) dividend equivalent rights, (e) restricted stock, (f) unrestricted stock, (g) restricted stock units, and (h) performance shares, all as more fully set forth in Article II. The term "award" means any of the foregoing. No incentive stock option may be granted to a person who is not an employee of the Company on the date of grant. Notwithstanding any provision of the Plan, to the extent any Award would be subject to Section 409A of the Internal Revenue Code of 1986 (the "Code"), no such Award may be granted if it would fail to comply with the requirements set forth in Section 409A of the Code.

      1.5 Shares Available for Awards

      (a) Subject to the provisions of Section 1.5(c), the aggregate number of shares of common stock of the Company ("Common Stock") with respect to which awards may at any time be granted under the Plan are 2,000,000 shares of Common Stock.

      (b) Shares issued pursuant to the Plan may be authorized but unissued Common Stock. The Administrator may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares.

      (c) Adjustment Upon Changes in Common Stock. Upon certain changes in Common Stock, the number of shares of Common Stock available for issuance with respect to awards that may be granted under the Plan pursuant to Section 1.5(a), shall be adjusted pursuant to Section 3.7(a).

      (d) Certain Shares to Become Available Again. The following shares of Common Stock shall again become available for awards under the Plan: any shares that are subject to an award under the Plan and that remain unissued upon the cancellation or termination of such award for any reason whatsoever; any shares of restricted stock forfeited pursuant to Section 2.7(e), provided that any dividends paid on such shares are also forfeited pursuant to such Section 2.7(e); and any shares in respect of which a stock appreciation right or performance share award is settled for cash.

      (e) Individual Limit. Except for the limits set forth in this Section 1.5(e) and 2.2(i), no provision of this Plan shall be deemed to limit the number or value of shares with respect to which the Administrator may make awards to any eligible person. Subject to adjustment as provided in Section 3.7(a), the total number of shares of Common Stock with respect to which awards may be granted to any one employee of the Company during any one calendar year shall not exceed 400,000 shares. Stock options and stock appreciation rights granted and subsequently canceled or deemed to be canceled in a calendar year count against this limit even after their cancellation. The provisions of this Section 1.5(e) shall not apply in any circumstance with respect to which the Administrator determines that compliance with Section 162(m) of the Code is not necessary.

      1.6 Definitions of Certain Terms

      (a) The "Fair Market Value" of a share of Common Stock on any day shall be the closing price on the Nasdaq National Market as reported for such day in The Wall Street Journal or, if no such price is reported for such day, the average of the high bid and low asked price of Common Stock as reported for such day. If no quotation is made for the applicable day, the Fair Market Value of a share of Common Stock on such day shall be determined in the manner set forth in the preceding sentence using quotations for the next preceding day for which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable day. Notwithstanding the foregoing, if deemed necessary or appropriate by the Administrator, the Fair Market Value of a share of Common Stock on any day shall be determined by the Administrator. In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

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      (b) The term "incentive stock option" means an option that is intended to qualify for special federal income tax treatment pursuant to sections 421 and 422 of the Code as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Grant Certificate. Any option that is not specifically designated as an incentive stock option shall under no circumstances be considered an incentive stock option. Any option that is not an incentive stock option is referred to herein as a "non-qualified stock option."

      (c) The term "Code" means the Internal Revenue Code of 1986, as amended.

      (d) The term "cause" in connection with a termination of employment or Board membership by reason of a dismissal for cause shall mean:

          (i) to the extent that there is an employment, severance or other agreement governing the relationship between the grantee and the Company, a Company subsidiary or a Company joint venture, which agreement contains a definition of "cause," cause shall consist of those acts or omissions that would constitute "cause" under such agreement; and otherwise,

          (ii) the grantee's termination of employment or Board membership by the Company or an affiliate on account of any one or more of the following:

                  (A) any failure by the grantee substantially to perform the grantee's employment or Board membership duties;

                  (B)   any excessive unauthorized absenteeism by the grantee;

                  (C) any refusal by the grantee to obey the lawful orders of the Board or any other person or Administrator to whom the grantee reports;

                  (D) any act or omission by the grantee that is or may be injurious to the Company, monetarily or otherwise;

                  (E) any act by the grantee that is inconsistent with the best interests of the Company;

                  (F) the grantee's material violation of any of the Company's policies, including, without limitation, those policies relating to discrimination or sexual harassment;

                  (G) the grantee's unauthorized (a) removal from the premises of the Company or an affiliate of any document (in any medium or form) relating to the Company or an affiliate or the customers or clients of the Company or an affiliate or (b) disclosure to any person or entity of any of the Company's, or its affiliates' confidential or proprietary information;

                  (H) the grantee's commission of any felony, or any other crime involving moral turpitude; and

                  (I) the grantee's commission of any act involving dishonesty or fraud.

      Any rights the Company may have hereunder in respect of the events giving rise to cause shall be in addition to the rights the Company may have under any other agreement with a grantee or at law or in equity. Any determination of whether a grantee's employment or Board membership is (or is deemed to have been) terminated for cause shall be made by the Administrator in its discretion, which determination shall be final, binding and conclusive on all parties. If, subsequent to a grantee's voluntary termination of employment or involuntary termination of employment without cause, it is discovered that the grantee's employment could have been terminated for cause, the Administrator may deem such grantee's employment or Board membership to have been terminated for cause. A grantee's termination of employment or Board membership for cause shall be effective as

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of the date of the occurrence of the event giving rise to cause, regardless of when the determination of cause is made.

                                   ARTICLE II
                              Awards Under The Plan

      2.1 Agreements Evidencing Awards

      Each award granted under the Plan (except an award of unrestricted stock) shall be evidenced by a written certificate ("Award Agreement") which shall contain such provisions as the Administrator may, in its sole discretion, deem necessary or desirable. By executing an Award Agreement pursuant to the Plan, a grantee thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

      2.2 Grant of Stock Options, Stock Appreciation Rights, Restricted Stock Units and Dividend Equivalent Rights

      (a) Stock Option Grants. The Administrator may grant incentive stock options and non-qualified stock options ("options") to purchase shares of Common Stock from the Company, to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Administrator shall determine, in its sole discretion, subject to the provisions of the Plan. The Administrator may not grant incentive stock options to non-employee directors.

      (b) Stock Appreciation Right Grants; Types of Stock Appreciation Rights. The Administrator may grant stock appreciation rights to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Administrator shall determine, in its sole discretion, subject to the provisions of the Plan. The terms of a stock appreciation right may provide that it shall be automatically exercised for a cash payment upon the happening of a specified event that is outside the control of the grantee, and that it shall not be otherwise exercisable. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the Plan. A stock appreciation right granted in connection with an option may be granted at or after the time of grant of such option.

      (c) Nature of Stock Appreciation Rights. The grantee of a stock appreciation right shall have the right, subject to the terms of the Plan and the applicable Award Agreement, to receive from the Company an amount equal to
(i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the stock appreciation right over the Fair Market Value of a share of Common Stock on the date of grant (or over the option exercise price if the stock appreciation right is granted in connection with an option), multiplied by (ii) the number of shares with respect to which the stock appreciation right is exercised. Payment upon exercise of a stock appreciation right shall be in cash or in shares of Common Stock (valued at their Fair Market Value on the date of exercise of the stock appreciation right) or both, all as the Administrator shall determine in its sole discretion; provided, however, that a Stock Appreciation Right settled in cash shall be exercisable only to the extent that such exercise complies with Section 409A of the Code. Upon the exercise of a stock appreciation right granted in connection with an option, the number of shares subject to the option shall be reduced by the number of shares with respect to which the stock appreciation right is exercised. Upon the exercise of an option in connection with which a stock appreciation right has been granted, the number of shares subject to the stock appreciation right shall be reduced by the number of shares with respect to which the option is exercised.

      (d) Option Exercise Price. Each Award Agreement with respect to an option shall set forth the amount (the "option exercise price") payable by the grantee to the Company upon exercise of the option evidenced thereby. The option exercise price per share shall be determined by the Administrator in its sole discretion; provided, however, that the option exercise price of an incentive stock option shall be at least 100% of the Fair Market Value of a share of Common Stock on the date the option is granted, and provided further that in no event shall the option exercise price be less than the par value of a share of Common Stock.

      (e) Exercise Period. Each Award Agreement with respect to an option or stock appreciation right shall set forth the periods during which the award evidenced thereby shall be exercisable, whether in whole or in

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part. Such periods shall be determined by the Administrator in its sole discretion; provided, however, that no option or a stock appreciation right shall be exercisable more than 10 years after the date of grant, and provided further that, except as and to the extent that the Administrator may otherwise provide pursuant to Sections 2.5, 3.7 or 3.8, no option or stock appreciation right shall be exercisable prior to the first anniversary of the date of grant. (See Section 2.3 for additional provisions relating to the exercise of options and stock appreciation rights.)

      (f) Reload Options. The Administrator may, in its sole discretion, include in any Award Agreement with respect to an option (the "original option") a provision that an additional option (the "reload option") shall be granted to any grantee who, pursuant to Section 2.3(e)(ii), delivers shares of Common Stock in partial or full payment of the exercise price of the original option. The reload option shall be for a number of shares of Common Stock equal to the number thus delivered, shall have an exercise price equal to the Fair Market Value of a share of Common Stock on the date of exercise of the original option, and shall have an expiration date no later than the expiration date of the original option. In the event that a Award Agreement provides for the grant of a reload option, such Agreement shall also provide that the exercise price of the original option be no less than the Fair Market Value of a share of Common Stock on its date of grant, and that any shares that are delivered pursuant to Section
2.3 (e) (ii) in payment of such exercise price shall have been held for at least six months.

      (g) Dividend Equivalent Rights. The Administrator may, in its sole discretion, include in any Award Agreement with respect to an option, stock appreciation right or performance shares, a dividend equivalent right entitling the grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such award is outstanding and unexercised, on the shares of Common Stock covered by such award if such shares were then outstanding. In the event such a provision is included in a Award Agreement, the Administrator shall determine whether such payments shall be made in cash or in shares of Common Stock, whether they shall be conditioned upon the exercise of the award to which they relate, the time or times at which they shall be made, and such other vesting and forfeiture provisions and other terms and conditions as the Administrator shall deem appropriate.

      (h) Restricted Stock Units. The Administrator may, in its sole discretion, grant restricted stock units to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Administrator shall determine, in its sole discretion, subject to the provisions of the Plan. A restricted stock unit granted under the Plan shall confer upon the grantee a right to receive from the Company, upon the occurrence of an event specified in the Award Agreement, such grantee's vested restricted stock units multiplied by the Fair Market Value of a share of Common Stock. Restricted stock units may be granted in connection with all or any part of, or independently of, any award granted under the Plan. A restricted stock unit granted in connection with another award may be granted at or after the time of grant of such award.

      (i) Incentive Stock Option Limitation: Exercisability. To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which incentive stock options are first exercisable by any employee during any calendar year shall exceed $100,000, or such higher amount as may be permitted from time to time under section 422 of the Code, such options shall be treated as non-qualified stock options.

      (j) Incentive Stock Option Limitation: 10% Owners. Notwithstanding the provisions of paragraphs (d) and (e) of this Section 2.2, an incentive stock option may not be granted under the Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporations (as such ownership may be determined for purposes of section 422(b) (6) of the Code) unless (i) at the time such incentive stock option is granted the option exercise price is at least 110% of the Fair Market Value of the shares subject thereto and (ii) the incentive stock option by its terms is not exercisable after the expiration of 5 years from the date it is granted.

      2.3 Exercise of Options and Stock Appreciation Rights

      Subject to the other provisions of this Article II, each option and stock appreciation right granted under the Plan shall be exercisable as follows:

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      (a) Timing and Extent of Exercise. Options and stock appreciation rights shall be exercisable at such times and under such conditions as set forth in the corresponding Award Agreement, but in no event shall any such award be exercisable prior to the first anniversary or subsequent to the tenth anniversary of the date on which such award was granted. Unless the applicable Award Agreement otherwise provides, an option or stock appreciation right may be exercised from time to time as to all or part of the shares or units as to which such award is then exercisable. A stock appreciation right granted in connection with an option may be exercised at any time when, and to the same extent that, the related option may be exercised.

      (b) Notice of Exercise. An option or stock appreciation right shall be exercised by the filing of a written notice with the Company or the Company's designated exchange agent (the "exchange agent"), on such form and in such manner as the Administrator shall in its sole discretion prescribe.

      (c) Payment of Exercise Price. Any written notice of exercise of an option shall be accompanied by payment for the shares being purchased. Such payment shall be made: (i) by certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for the full option exercise price; or (ii) with the consent of the Administrator, by delivery of shares of Common Stock having a Fair Market Value (determined as of the exercise date) equal to all or part of the option exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for any remaining portion of the full option exercise price; or
(iii) at the discretion of the Administrator and to the extent permitted by law, by such other provision, consistent with the terms of the Plan, as the Administrator may from time to time prescribe (whether directly or indirectly through the exchange agent).

      (d) Delivery of Certificates Upon Exercise. Subject to the provision of section 2.3(e), promptly after receiving payment of the full option exercise price, or after receiving notice of the exercise of a stock appreciation right for which payment will be made partly or entirely in shares, the Company or its exchange agent shall, subject to the provisions of Section 3.2, deliver to the grantee or to such other person as may then have the right to exercise the award, a certificate or certificates for the shares of Common Stock for which the award has been exercised. If the method of payment employed upon option exercise so requires, and if applicable law permits, an optionee may direct the Company, or its exchange agent as the case may be, to deliver the stock certificate(s) to the optionee's stockbroker.

      (e) Investment Purpose and Legal Requirements. Notwithstanding the foregoing, at the time of the exercise of any option, the Company may, if it shall deem it necessary or advisable for any reason, require the holder of such option (i) to represent in writing to the Company that it is the optionee's then intention to acquire the Shares with respect to which the option is to be exercised for investment and not with a view to the distribution thereof, or
(ii) to postpone the date of exercise until such time as the Company has available for delivery to the optionee a prospectus meeting the requirements of all applicable securities laws; and no shares shall be issued or transferred upon the exercise of any option unless and until all legal requirements applicable to the issuance or transfer of such Shares have been complied with to the satisfaction of the Company. The Company shall have the right to condition any issuance of shares to any optionee hereunder on such optionee's undertaking in writing to comply with such restrictions on the subsequent transfer of such shares as the Company shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may contain a legend to reflect any such restrictions.

      (f) No Stockholder Rights. No grantee of an option, stock appreciation right or restricted stock unit (or other person having the right to exercise such award) shall have any of the rights of a stockholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares. Except as otherwise provided in
Section 1.5(c), no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

      2.4 Compensation in Lieu of Exercise of an Option

      Upon written application of the grantee of an option, the Administrator may in its sole discretion determine to substitute, for the exercise of such option, compensation to the grantee not in excess of the difference between the option exercise price and the Fair Market Value of the shares covered by such written application on the date of such

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application. Such compensation may be in cash, in shares of Common Stock, or both, and the payment thereof may be subject to conditions, all as the Administrator shall determine in its sole discretion. In the event compensation is substituted pursuant to this Section 2.4 for the exercise, in whole or in part, of an option, the number of shares subject to the option shall be reduced by the number of shares for which such compensation is substituted.

      2.5 Termination of Employment; Death Subsequent to a Termination of Employment

      (a) General Rule. Except to the extent otherwise provided in paragraphs
(b), (c), (d) or (e) of this Section 2.5 or Section 3.8(b)(iii), a grantee who incurs a termination of employment may exercise any outstanding option or stock appreciation right on the following terms and conditions: (i) exercise may be made only to the extent that the grantee was entitled to exercise the award on the termination of employment date; and (ii) exercise must occur within three months after termination of employment but in no event after the original expiration date of the award.

      (b) Dismissal for Cause; Resignation. If a grantee incurs a termination of employment as the result of a dismissal for cause or resignation without the Company's prior consent, as applicable, all options and stock appreciation rights not theretofore exercised shall terminate upon the grantee's termination of employment.

      (c) Retirement. If a grantee incurs a termination of employment as the result of his retirement, then any outstanding option or stock appreciation right shall be exercisable pursuant to its terms. For this purpose "retirement" shall mean a grantee's termination of employment, under circumstances other than those described in paragraph (b) above, on or after: (x) his 65th birthday, (y) the date on which he has attained age 60 and completed at least five years of service with the Company, as applicable, (using any method of calculation the Administrator deems appropriate) or (z) if approved by the Administrator, on or after he has completed at least 20 years of service.

      (d) Disability. If a grantee incurs a termination of employment by reason of a disability (as defined below), then any outstanding option or stock appreciation right shall be exercisable pursuant to its terms. For this purpose "disability" shall mean, except in connection any physical or mental condition that would qualify a grantee for a disability benefit under the long-term disability plan maintained by the Company, if there is no such plan, a physical or mental condition that prevents the grantee from performing the essential functions of the grantee's position (with or without reasonable accommodation) for a period of six consecutive months. The existence of a disability shall be determined by the Administrator in its sole and absolute discretion.

      (e) Death.

            (i) Termination of Employment as a Result of Grantee's Death. If a grantee incurs a termination of employment as the result of his death, then any outstanding option or stock appreciation right shall be exercisable pursuant to its terms.

            (ii) Restrictions on Exercise Following Death. Any such exercise of an award following a grantee's death shall be made only by the grantee's executor or administrator or other duly appointed representative reasonably acceptable to the Administrator, unless the grantee's will specifically disposes of such award, in which case such exercise shall be made only by the recipient of such specific disposition. If a grantee's personal representative or the recipient of a specific disposition under the grantee's will shall be entitled to exercise any award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Award Agreement which would have applied to the grantee including, without limitation, the provisions of Sections 3.2 and 3.5 hereof.

      (f) Special Rules for Incentive Stock Options. No option that remains exercisable for more than three months following a grantee's termination of employment for any reason other than death or disability, or for more than one year following a grantee's termination of employment as the result of his becoming disabled, may be treated as an incentive stock option.

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      (g) Administrator Discretion. The Administrator, in the applicable Award
Agreement, may waive or modify the application of the foregoing provisions of this Section 2.5.

      2.6 Transferability of Options, Stock Appreciation Rights and Restricted Stock Units

      Except as otherwise provided in an applicable Award Agreement evidencing an option, stock appreciation right or restricted stock unit, during the lifetime of a grantee, each option or stock appreciation right granted to a grantee shall be exercisable only by the grantee and no option, stock appreciation right or restricted stock unit shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Administrator may, in any applicable Award Agreement evidencing an option (other than an incentive stock option to the extent inconsistent with the requirements of section 422 of the Code applicable to incentive stock options), permit a grantee to transfer all or some of the options to (A) the grantee's spouse, children or grandchildren ("Immediate Family Members"), (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (C) other parties approved by the Administrator in its sole and absolute discretion. Following any such transfer, any transferred options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

      2.7 Grant of Restricted Stock

      (a) Restricted Stock Grants. The Administrator may grant restricted shares of Common Stock to such key persons, in such amounts, and subject to such vesting and forfeiture provisions and other terms and conditions as the Administrator shall determine in its sole discretion, subject to the provisions of the Plan. Restricted stock awards may be made independently of or in connection with any other award under the Plan. A grantee of a restricted stock award shall have no rights with respect to such award unless such grantee accepts the award within such period as the Administrator shall specify by accepting delivery of a restricted stock agreement in such form as the Administrator shall determine and, in the event the restricted shares are newly issued by the Company, makes payment to the Company or its exchange agent as required by the Administrator and in accordance with the Marshall Islands Business Corporations Act.

      (b) Issuance of Stock Certificate(s). Promptly after a grantee accepts a restricted stock award, the Company or its exchange agent shall issue to the grantee a stock certificate or stock certificates for the shares of Common Stock covered by the award or shall establish an account evidencing ownership of the stock in uncertificated form. Upon the issuance of such stock certificate(s), or establishment of such account, the grantee shall have the rights of a stockholder with respect to the restricted stock, subject to: (i) the nontransferability restrictions and forfeiture provision described in paragraphs
(d) and (e) of this Section 2.7; (ii) in the Administrator's discretion, to a requirement that any dividends paid on such shares shall be held in escrow until all restrictions on such shares have lapsed; and (iii) any other restrictions and conditions contained in the applicable restricted stock agreement.

      (c) Custody of Stock Certificate(s). Unless the Administrator shall otherwise determine, any stock certificates issued evidencing shares of restricted stock shall remain in the possession of the Company until such shares are free of any restrictions specified in the applicable restricted stock agreement. The Administrator may direct that such stock certificate(s) bear a legend setting forth the applicable restrictions on transferability.

      (d) Nontransferability. Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically provided in this Plan or the applicable restricted stock agreement. The Administrator at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the restricted stock shall lapse.

      (e) Consequence of Termination of Employment. A grantee's termination of employment for any reason (including death) shall cause the immediate forfeiture of all shares of restricted stock that have not yet vested as of the date of such termination of employment. All dividends paid on such shares also shall be forfeited, whether by termination of any escrow arrangement under which such dividends are held, by the grantee's repayment of dividends he received directly, or otherwise.

      2.8 Grant of Unrestricted Stock

      The Administrator may grant (or sell at a purchase price at least equal to par value) shares of Common Stock free of restrictions under the Plan, to such key persons and in such amounts and subject to such forfeiture provisions as the Administrator shall determine in its sole discretion. Shares may be thus granted or sold in respect of past services or other valid consideration.

      2.9 Grant of Performance Shares

      (a) Performance Share Grants. The Administrator may grant performance share awards to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Administrator shall in its sole discretion determine, subject to the provisions of the Plan. Such an award shall entitle the grantee to acquire shares of Common Stock, or to be paid the value thereof in cash, as the Administrator shall determine, if specified performance goals are met. Performance shares may be awarded independently of, or in connection with, any other award under the Plan. A grantee shall have no rights with respect to a performance share award unless such grantee accepts the award by accepting delivery of a Award Agreement at such time and in such form as the Administrator shall determine.

      (b) Stockholder Rights. The grantee of a performance share award will have the rights of a stockholder only as to shares for which a stock certificate has been issued pursuant to the award and not with respect to any other shares subject to the award.

      (c) Consequence of Termination of Employment. Except as may otherwise be provided by the Administrator at any time prior to a grantee's termination of employment, the rights of a grantee of a performance share award shall automatically terminate upon the grantee's termination of employment by the Company or its subsidiaries for any reason (including death).

      (d) Exercise Procedures; Automatic Exercise. At the discretion of the Administrator, the applicable Award Agreement may set out the procedures to be followed in exercising a performance share award or it may provide that such exercise shall be made automatically after satisfaction of the applicable performance goals.

      (e) Tandem Grants; Effect on Exercise. Except as otherwise specified by the Administrator, (i) a performance share award granted in tandem with an option may be exercised only while the option is exercisable, (ii) the exercise of a performance share award granted in tandem with any other award shall reduce the number of shares subject to such other award in the manner specified in the applicable Award Agreement, and (iii) the exercise of any award granted in tandem with a performance share award shall reduce the number of shares subject to the latter in the manner specified in the applicable Award Agreement.

      (f) Nontransferability. Performance shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically provided in this Plan or the applicable Award Agreement. The Administrator at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the performance shares shall lapse.

                                   ARTICLE III
                                  Miscellaneous

      3.1 Amendment of the Plan; Modification of Awards

      (a) Amendment of the Plan. The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any award theretofore made under the Plan without the consent of the grantee (or, upon the grantee's death, the person having the right to exercise the award). For purposes of this Section 3.1, any action of the Board or the Administrator that in any way alters or affects the tax treatment of any award shall not be considered to materially impair any rights of any grantee.

      (b) Stockholder Approval Requirement. Stockholder approval shall be required with respect to any amendment to the Plan that (i) increases the aggregate number of shares that may be issued pursuant to incentive stock options or changes the class of employees eligible to receive such options; or
(ii) materially increases the benefits under the Plan to persons whose transactions in Common Stock are subject to section 16(b) of the 1934 Act or increases the benefits under the Plan or materially increases the number of shares which may be issued to such persons, or materially modifies the eligibility requirements affecting such persons.

      (c) Modification of Awards. The Administrator may cancel any award under the Plan. The Administrator also may amend any outstanding Award Agreement, including, without limitation, by amendment which would: (i) accelerate the time or times at which the award becomes unrestricted or may be exercised, provided that, except as and to the extent that the Administrator may otherwise provide pursuant to Section 2.5, 3.7 or 3.8, no option or stock appreciation right shall be exercisable prior to the first anniversary of its date of grant; (ii) waive or amend any goals, restrictions or conditions set forth in the Agreement; or
(iii) waive or amend the operation of Section 2.5 with respect to the termination of the award upon termination of employment. However, any such cancellation or amendment (other than an amendment pursuant to Sections 3.7 or 3.8(b)) that materially impairs the rights or materially increases the obligations of a grantee under an outstanding award shall be made only with the consent of the grantee (or, upon the grantee's death, the person having the right to exercise the award).

      3.2 Consent Requirement

      (a) No Plan Action Without Required Consent. If the Administrator shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Administrator.

      (b) Consent Defined. The term "Consent" as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Administrator shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

      3.3 Nonassignability

      Except as provided in Sections 2.5(e), 2.6, 2.7(d) and 2.9(f): (a) no award or right granted to any person under the Plan or under any Award Agreement shall be assignable or transferable other than by will or by the laws of descent and distribution; and (b) all rights granted under the Plan or any Award Agreement shall be exercisable during the life of the grantee only by the grantee or the grantee's legal representative.

      3.4 Requirement of Notification of Election Under Section 83(b) of the
Code

      If any grantee shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in section 83(b)), such grantee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code section 83(b).

      3.5 Requirement of Notification Upon Disqualifying Disposition Under
Section 421(b) of the Code

      Each Award Agreement with respect to an incentive stock option shall require the grantee to notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

      3.6 Withholding Taxes

      (a) With Respect to Cash Payments. Whenever cash is to be paid pursuant to an award under the Plan, the Company shall be entitled to deduct therefrom an amount sufficient in its opinion to satisfy all federal, state and other governmental tax withholding requirements related to such payment.

      (b) With Respect to Delivery of Common Stock. Whenever shares of Common Stock are to be delivered pursuant to an award under the Plan, the Company shall be entitled to require as a condition of delivery that the grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy all federal, state and other governmental tax withholding requirements related thereto. With the approval of the Administrator, which the Administrator shall have sole discretion whether or not to give, the grantee may satisfy the foregoing condition by electing to have the Company withhold from delivery shares having a value equal to the amount of tax to be withheld. Such shares shall be valued at their Fair Market Value as of the date on which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an award.

      3.7 Adjustment Upon Changes in Common Stock

      (a) Shares Available for Grants. In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum number of shares of Common Stock with respect to which the Administrator may grant awards under
Article II hereof, as described in Section 1.5(a), and the individual annual limit described in Section 1.5(e), shall be appropriately adjusted by the Administrator. In the event of any change in the number of shares of Common Stock outstanding by reason of any other event or transaction, the Administrator may, but need not, make such adjustments in the number and class of shares of Common Stock with respect to which awards: (i) may be granted under Article II hereof and (ii) granted to any one employee of the Company or a subsidiary during any one calendar year, in each case as the Administrator may deem appropriate.

      (b) Outstanding Restricted Stock and Performance Shares. Unless the Administrator in its sole and absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a grantee with respect to a share of restricted stock, the issue date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise will not vest until such share of restricted stock vests, and shall be promptly deposited with the Company or other custodian designated pursuant to
Section 2.7(c) hereof.

      The Administrator may, in its absolute discretion, adjust any grant of shares of restricted stock, the issue date with respect to which has not occurred as of the date of the occurrence of any of the following events, or any grant of performance shares, to reflect any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Administrator may deem appropriate to prevent the enlargement or dilution of rights of grantees.

      (c) Outstanding Options, Stock Appreciation Rights and Dividend Equivalent Rights -- Increase or Decrease in Issued Shares Without Consideration. Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Administrator shall proportionally adjust the number of shares of Common Stock subject to each outstanding option and stock appreciation right, the exercise price-per-share of Common Stock of each such option and stock appreciation right and the number of any related dividend equivalent rights.

      (d) Outstanding Options, Stock Appreciation Rights, Restricted Stock Units and Dividend Equivalent Rights -- Certain Mergers. Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each option, stock appreciation right and dividend equivalent right outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Common Stock subject to such option, stock appreciation right, restricted stock unit or dividend equivalent right would have received in such merger or consolidation.

      (e) Outstanding Options, Stock Appreciation Rights, Restricted Stock Units and Dividend Equivalent Rights -- Certain Other Transactions. In the event of
(i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or
(iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Administrator shall, in its absolute discretion, have the power to:

            (i) cancel, effective immediately prior to the occurrence of such event, each option, stock appreciation right and restricted stock unit (including each dividend equivalent right related thereto) outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such option or stock appreciation right was granted an amount in cash, for each share of Common Stock subject to such option or stock appreciation right, respectively, equal to the excess of (x) the value, as determined by the Administrator in its absolute discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (y) the exercise price of such option or stock appreciation right; or

            (ii) provide for the exchange of each option, stock appreciation right and restricted stock unit (including any related dividend equivalent right) outstanding immediately prior to such event (whether or not then exercisable) for an option on, stock appreciation right, restricted stock unit and dividend equivalent right with respect to, as appropriate, some or all of the property which a holder of the number of shares of Common Stock subject to such option, stock appreciation right or restricted stock unit would have received and, incident thereto, make an equitable adjustment as determined by the Administrator in its absolute discretion in the exercise price of the option, stock appreciation right or restricted stock unit, or the number of shares or amount of property subject to the option, stock appreciation right, restricted stock unit or dividend equivalent right or, if appropriate, provide for a cash payment to the grantee to whom such option, stock appreciation right or restricted stock unit was granted in partial consideration for the exchange of the option, stock appreciation right or restricted stock unit.

      (f) Outstanding Options, Stock Appreciation Rights, Restricted Stock Units and Dividend Equivalent Rights -- Other Changes. In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 3.7(c), (d) or (e) hereof, the Administrator may, in its absolute discretion, make such adjustments in the number and class of shares subject to options, stock appreciation rights, restricted stock units and dividend equivalent rights outstanding on the date on which such change occurs and in the per-share exercise price of each such option and stock appreciation right as the Administrator may consider appropriate to prevent dilution or enlargement of rights. In addition, if and to the extent the Administrator determines it is appropriate, the Administrator may elect to cancel each option and stock appreciation right (including each dividend equivalent right related thereto) outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such option or stock appreciation right was granted an amount in cash, for each share of Common Stock subject to such option or stock appreciation right, respectively, equal to the excess of (i) the Fair Market Value of Common Stock on the date of such cancellation over (ii) the exercise price of such option or stock appreciation right.

      (g) No Other Rights. Except as expressly provided in the Plan, no grantee shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an award or the exercise price of any option or stock appreciation right.

      3.8 Change in Control

      (a) Change in Control Defined. For purposes of this Section 3.8, "Change in Control" shall mean the occurrence of any of the following:

            (i) any person or "group" (within the meaning of Section 13(d)(3) of the 1934 Act), other than Oaktree Capital Management, LLC and its related entities or Peter C. Georgiopoulos, acquiring "beneficial ownership" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of fifty percent (50%) or more of the aggregate voting power of the capital stock ordinarily entitled to elect directors of the Company;

            (ii) the sale of all or substantially all of the Company's assets in one or more related transactions to a person other than such a sale to a subsidiary of the Company which does not involve a change in the equity holdings of the Company or to an entity which Oaktree Capital Management, LLC or Peter C. Georgiopoulos directly or indirectly controls; or

            (iii) any merger, consolidation, reorganization or similar event of the Company or any of its subsidiaries, as a result of which the holders of the voting stock of the Company immediately prior to such merger, consolidation, reorganization or similar event do not directly or indirectly hold at least fifty-one percent (51%) of the aggregate voting power of the capital stock of the surviving entity.

      Notwithstanding the foregoing, for each award subject to Section 409A of the Code, a Change in Control shall be deemed to occur under this Plan with respect to such Award only if a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code.

      (b) Effect of a Change in Control. Unless the Administrator provides otherwise in a Award Agreement, upon the occurrence of a Change in Control:

            (i) notwithstanding any other provision of this Plan, any award then outstanding shall become fully vested and any award in the form of an option or stock appreciation right shall be immediately exercisable;

            (ii) to the extent permitted by law, the Administrator may, in its sole discretion, amend any Award Agreement in such manner as it deems appropriate;

            (iii) a grantee who incurs a termination of employment for any reason, other than a dismissal for cause, concurrent with or within one year following the Change in Control may exercise any outstanding option or stock appreciation right, but only to the extent that the grantee was entitled to exercise the award on his termination of employment date, until the earlier of (A) the original expiration date of the award and (B) the later of (x) the date provided for under the terms of Section
                  2.5 without reference to this Section 3.8(b)(iii) and (y) the first anniversary of the grantee's termination of employment.

      (c) Miscellaneous. Whenever deemed appropriate by the Administrator, any action referred to in paragraph (b)(ii) of this Section 3.8 may be made conditional upon the consummation of the applicable Change in Control transaction.

      3.9 Right of Discharge Reserved

      Nothing in the Plan or in any Award Agreement shall confer upon any grantee the right to continue his employment with the Company or affect any right that the Company may have to terminate such employment.

      3.10 Non-Uniform Determinations

      The Administrator's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or who are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Administrator shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive awards under the Plan, and (b) the terms and provisions of awards under the Plan.

      3.11 Other Payments or Awards

      Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

      3.12 Headings

      Any section, subsection, paragraph or other subdivision headings contained herein are for the purpose of convenience only and are not intended to expand, limit or otherwise define the contents of such subdivisions.

      3.13 Effective Date and Term of Plan

      (a) Adoption; Stockholder Approval. The Plan was adopted by the Board and although the Company intends to obtain approval of the Plan by the Company's stockholders within the time period required to allow grants of options hereunder to qualify as incentive stock options, awards under the Plan prior to such stockholder approval may, but need not, be made subject to such approval.

      (b) Termination of Plan. Unless sooner terminated by the Board or pursuant to Paragraph (a) above, the provisions of the Plan respecting the grant of incentive stock options shall terminate on the tenth anniversary of the adoption of the Plan by the Board, and no incentive stock option awards shall thereafter be made under the Plan. All such awards made under the Plan prior to its termination shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.

      3.14 Restriction on Issuance of Stock Pursuant to Awards

      The Company shall not permit any shares of Common Stock to be issued pursuant to Awards granted under the Plan unless such shares of Common Stock are fully paid and non-assessable under applicable law.

      3.15 Governing Law

      Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws.

      3.16 Compliance with Section 409A of the Code

      Notwithstanding anything to the contrary contained in the Plan or in any Agreement, to the extent that the Administrator determines that the Plan or any Award is subject to Section 409A of the Code and fails to comply with the requirements of Section 409A of the Code, the Administrator reserves the right to amend or terminate the Plan and/or amend, restructure, terminate or replace the Award in order to cause the Award to either not be subject to Section 409A of the Code or to comply with the applicable provisions of such section.

                                                                       EXHIBIT A


                        GENCO SHIPPING & TRADING LIMITED
                           2005 EQUITY INCENTIVE PLAN

                            FORM OF OPTION AGREEMENT

THIS OPTION AGREEMENT made this [ ] day of       , 2005, between Genco Shipping
& Trading Limited, (the "Company") and [     ] (the "Optionee").

WHEREAS, the Company desires to carry out the purpose of the Genco Shipping & Trading Limited 2005 Equity Incentive Plan (the "Plan"), a copy of which is attached hereto as Exhibit A, by affording the Optionee an opportunity to purchase its common stock;

WHEREAS, any terms defined in the Plan shall have the same meaning in this Agreement;

NOW THEREFORE, under the Plan and in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1. Grant of Option - The Company hereby grants to the Optionee the right and option (the "Option") to purchase [ ] shares of common stock of the Company, par value $ per share (the "Shares") on the terms and conditions set forth under the Plan and this Agreement. The Options issued pursuant to this Agreement shall constitute nonqualified stock options.

2. Option Price - Subject to Section 5 below, the purchase price of the Shares covered by the Option shall be $ . per Share (equaling the offer price per Share in the Company's follow-on offering) which shall be paid in full at the time of exercise. The Option Price is the purchase price per Share times the number of Options to be exercised. The Option Price may be adjusted by the Administrator as provided in Section 3.7 of the Plan.

3. Method of Exercise - Subject to the terms and conditions of the Plan and this Agreement, the vested Options may be exercised upon notice to the Company on the form provided by the Administrator and delivery of the Option Price attributable to the optioned Shares to be purchased.

4. Time and Method of Payment - The Option Price for the optioned Shares to be purchase shall be paid in full at the time an Option is exercised. The Option Price may be paid in a combination of cash and Shares having a Market Price equal to the balance of the Option Price. A valid exercise requires that the Optionee deliver the form of exercise and full payment for the optioned Shares to be purchased to the Company.

5. Dividend Equivalents - For any full calendar year following the date of grant in which the dividends per share distributed to Company shareholders exceeds three percent (3%) of the Option Price as of the grant date, the Option Price shall be reduced by the amount of the dividends the Optionee would have received with respect to the optioned Shares had the Optionee been a shareholder of record on the record date with respect to such dividend distribution.

6. Vesting and Term of Option - The Options shall vest with respect to 25% of the Options on , [ ] and each of the three anniversaries thereafter, conditioned upon the Optionee's continued service as an employee of the Company or an affiliate (an "Employee") or as a director of the Company from the date of this Agreement until the date such Options vest. In the event the Optionee's ceases to be a member of the Board or an Employee, as applicable, for any reason, the Optionee shall forfeit all rights to the non-vested Options. Except as otherwise permitted by the Administrator, this Option shall not be exercisable to any extent prior to , [ ] or after , [ ].

7. Exercise - During the term of the Option, a vested Option may be exercised in one or more exercises in part or in whole at any time. The Administrator, as provided in Section 3.1(c) of the Plan, may accelerate the exercisability of the Option at such time and under such circumstances as the Administrator, in its sole discretion, deems appropriate.

8. Termination of Employment or Board Membership - Upon the Optionee's termination of service as an Employee or as a member of the Board for any reason, any Options not vested shall be forfeited. Except as provided in the case of the Optionee's termination of employment by reason of the Optionee's death, Disability or Retirement, each Option granted hereunder shall expire, to the extent vested and not theretofore exercised, upon the earlier of the date the Optionee ceases to be an Employee or a member of the Board, or when the Option would otherwise expire.

9. Death, Disability or Retirement of Optionee - If an Optionee shall die or become Disabled while an Employee or member of the Board, or Retire, all vested Options theretofore granted to such Optionee may be exercised pursuant to their terms. In the event of death or incapacity an Option shall be exercised by a legal representative of an Optionee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative to exercise such Option.

10. Taxes - If the Administrator shall so require, as a condition of exercise of an Option, the Optionee shall agree that no later than the date of exercise, the Optionee will pay to the Company or make arrangements satisfactory to the Administrator regarding payment of any federal, state or local taxes of any kind required by law to be withheld in connection with the exercise of an Option.

11. Nontransferability - The Option is nontransferable other than by will or by the laws of descent and distribution.

12. Legal Requirements - At the time of the exercise of any Option, the Company or the Administrator may postpone the date of exercise until such time as the Company has available for delivery to the Optionee a prospectus meeting the requirements of all applicable securities laws, and no Shares shall be issued or transferred upon the exercise of any Option unless and until all legal requirements applicable to the issuance or transfer of Shares have been complied with to the satisfaction of the Company.

13. Representation of Optionee - Prior to the issuance of any Shares pursuant to the exercise of Options hereunder, at the request of the Administrator, the Optionee shall represent in writing to the Company that it is the Optionee's intention to acquire the Shares with respect to which the Option is to be exercised for investment and not with a view to the distribution thereof.

14. Changes in Capital Structure - As determined by the Administrator within the discretion granted under Section 7 of the Plan, if any change described in Section 7 of the Plan is made to the Shares, an appropriate adjustment in the number of Shares for which Options which have been or may be granted under the Plan and the Option Price will be made.

15. Rights as a Shareholder - An Optionee shall have no rights as a shareholder with respect to any Shares covered by the Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 5 above and Section 7 of the Plan.

16. Amendment and Termination of the Plan - The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, except as provided in Section 7 of the Plan, no suspension, termination, modification or amendment of the Plan may, without the express written consent of the Optionee involved, adversely affect any Option previously granted to the Optionee.

17. Governing Law - The Plan and this Agreement are governed by the internal substantive laws but not the choice of law rules of New York.


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

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE EXECUTED THIS OPTION AGREEMENT ON THE DATE FIRST WRITTEN ABOVE.

                                       GENCO SHIPPING & TRADING LIMITED


                                       By:
                                          --------------------
                                          Name: Peter C. Georgiopoulos
                                          Title: Director




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